March 12, 1998 AMENDMENT to
                THE ANNTAYLOR STORES CORPORATION
            MANAGEMENT PERFORMANCE COMPENSATION PLAN



     The  AnnTaylor  Stores  Corporation  Management  Performance

Compensation Plan, as heretofore amended (the "Plan"), is  hereby further amended, effective as of March 12, 1998, as follows:


     1.    The  second sentence of Section 2(c) of  the  Plan  is

hereby  amended by replacing the words "Executive Officers"  with

the  words  "Section  162(m) Officers".   The  last  sentence  of

Section  2(c)  of  the  Plan is hereby amended  to  read  in  its entirety as follows:


     With respect to Eligible Associates who are not Section
     162(m) Officers, the Committee may, in its discretion, delegate to one or more officers of the Company its duties hereunder.


     2.    Section  2  of the Plan is hereby further  amended  by

adding the following new subsection (n) at the end thereof:


           (n) "Section 162(m) Officer" means an Executive Officer whose applicable employee remuneration (as defined in Section 162(m) of the Code), for the year in which the Award would be payable and including amounts that may be earned under this Plan, is expected to exceed the limitation set forth in Section 162(m) of the Code for deductibility.


     3.    The  fifth sentence of the first paragraph of  Section

5(b)  of  the  Plan  is  hereby amended by  replacing  the  words

"Executive  Officers" with the words "Section  162(m)  Officers",

and  the seventh sentence of the first paragraph of Section  5(b)

of  the  Plan  is  hereby amended by replacing  the  phrase  "for

Executive  officers  and Executive Committee  members"  with  the words "Section 162(m) Officers".



     4.    The  third  sentence of Section 5(d) of  the  Plan  is

hereby amended by replacing the words "an Executive Officer" with the words "a Section 162(m) Officer".



     5.    The  second sentence of Section 5(3) of  the  Plan  is

hereby amended by replacing the words "an Executive Officer" with the words "a Section 162(m) Officer".



     The Plan, as amended hereby, is hereby ratified and affirmed in all respects.